Exhibit 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ViroPharma Incorporated (the “Company”) on Form 10-Q for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by § 906 has been provided to ViroPharma Incorporated and shall be furnished to the Securities and Exchange Commission or its staff upon request.

/s/ MICHEL DE ROSEN
Michel de Rosen President, Chief Executive Officer and Chairman of the Board of Directors

May 12, 2003

/s/ VINCENT J. MILANO
Vincent J. Milano Vice President, Chief Financial Officer and Treasurer

May 12, 2003